UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 1, 2011

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-60418 333-113669 333-133170,333-133170-01 333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108 Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On August 1, 2011, World Financial Network National Bank converted from a national banking association located in Wilmington, Delaware to a Delaware state chartered bank.  The resulting Delaware state chartered bank is named World Financial Network Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

Date: August 1, 2011	By:	/s/ Daniel T. Groomes
Daniel T. Groomes
President